                                                                    EXHIBIT 99.1

CONTACTS:
(MEDIA):       TONY LENTINI              (713/296-6227)
               BILL MINTZ                (713/296-7276)
               DAVID HIGGINS             (713/296-6690)

(INVESTOR):    ROBERT DYE                (713/296-6662)

(WEB SITE):    WWW.APACHECORP.COM

                                           FOR RELEASE AT 7:45 A.M. CENTRAL TIME

         APACHE REPORTS RECORD FIRST-QUARTER EARNINGS OF $1.06 PER SHARE

         Houston, April 22, 2004 - Apache Corporation (NYSE, Nasdaq: APA) today reported record first-quarter 2004 earnings of $348 million, or $1.06 per diluted common share, up from the previous record established in the first quarter of 2003 of $338 million, or $1.05 per share, which included $27 million, or 8 cents per share, for the cumulative effect of a change in accounting principle.

         Apache's results benefited from a 23 percent increase in daily production over the prior-year period and strong commodity prices. Apache's per-share results have been adjusted to reflect the two-for-one common stock split distributed in January 2004.

         Cash from operations before changes in operating assets and liabilities totaled $737 million, up from $645 million in the year-earlier period. (This is a non-GAAP measure; see reconciliation below.)

         Apache's debt-to-capitalization ratio declined to 24.2 percent at the end of the quarter, from 26.3 percent at year-end 2003.

         "Higher production and strong commodity prices drove our record first-quarter financial results," said G. Steven Farris, president, chief executive officer and chief operating officer.

         Strong prices for oil and gas also are driving the acquisition market for producing properties continually higher, Farris said. "We remain committed to long-term profitable growth; although we are always looking for acquisitions which have the potential to bring added value, in the current environment, we intend to continue our active drilling program and to be patient.

                                     -more-

Apache reports record first-quarter earnings - add one

         "During the first quarter, we completed 422 wells worldwide compared to just 156 a year ago. We were active in each of our core areas, and this activity should benefit our financial results in future quarters," Farris said.

         Apache's first-quarter production averaged 430,400 barrels of oil equivalent (boe) per day, up from 348,600 boe per day in the prior-year period. Liquid hydrocarbon production averaged 228,300 barrels per day, up 37 percent, while natural gas production averaged 1.2 billion cubic feet per day, up 11 percent.

         Apache received $30.44 per barrel of oil during the first quarter, down slightly from $30.67 in the prior-year period; $23.83 per barrel for natural gas liquids, compared with $24.42 per barrel; and $4.77 per thousand cubic feet
(Mcf) of gas, down from $5.29 per Mcf.

         Apache Corporation is a large gas and oil independent with core operations in the United States, Canada, Egypt, the United Kingdom North Sea and Western Australia.

                                      -end-

         NOTE: Apache will webcast its conference call live at 1 p.m. Central Time from its Web site, www.apachecorp.com. The replay will be available on the Web site or by dialing (719) 457-0820 and using pass code 572225. The telephone replay will be available for one week beginning at approximately 5 p.m. on April 22.

         This news release contains certain "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995 including, without limitation, expectations, beliefs, plans and objectives regarding exploration and acquisition activities. Any matters that are not historical facts are forward-looking and, accordingly, involve estimates, assumptions and uncertainties. There is no assurance that Apache's expectations will be realized, and actual results may differ materially from those expressed in the forward-looking statements.

                               APACHE CORPORATION
                              FINANCIAL INFORMATION
                      (In thousands, except per share data)

                                                                            FOR THE QUARTER
                                                                            ENDED MARCH 31,
                                                                    ------------------------------
                                                                        2004              2003
                                                                    ------------      ------------
REVENUES AND OTHER:
Oil and gas production revenues                                     $  1,152,754      $    975,162
Other                                                                     (2,815)           (8,553)
                                                                    ------------      ------------
  Total revenues and other                                             1,149,939           966,609
                                                                    ------------      ------------

OPERATING EXPENSES:
Depreciation, depletion and amortization                                 286,228           214,349
Asset retirement obligation accretion                                     10,761             5,313
Lease operating costs                                                    206,029           134,135
Gathering and transportation costs                                        19,634            11,861
Severance and other taxes                                                  8,948            24,554
General and administrative                                                43,850            27,831
                                                                    ------------      ------------
  Total operating expenses                                               575,450           418,043
                                                                    ------------      ------------

OPERATING INCOME                                                         574,489           548,566

FINANCING COSTS:
Interest expense                                                          40,549            37,696
Amortization of deferred loan costs                                          567               531
Capitalized interest                                                     (13,650)          (11,232)
Interest income                                                             (320)           (1,074)
                                                                    ------------      ------------
  Net financing costs                                                     27,146            25,921
                                                                    ------------      ------------

Preferred interests of subsidiaries                                           --             3,362
                                                                    ------------      ------------

INCOME BEFORE INCOME TAXES                                               547,343           519,283
Provision for income taxes                                               198,259           206,986
                                                                    ------------      ------------

INCOME BEFORE CHANGE IN ACCOUNTING PRINCIPLE                             349,084           312,297
Cumulative effect of change in accounting principle, net of tax               --            26,632
                                                                    ------------      ------------

NET INCOME                                                               349,084           338,929
Preferred stock dividends                                                  1,420             1,420
                                                                    ------------      ------------

INCOME ATTRIBUTABLE TO COMMON STOCK                                 $    347,664      $    337,509
                                                                    ============      ============

INCOME ATTRIBUTABLE TO COMMON STOCK
BEFORE CHANGE IN ACCOUNTING PRINCIPLE                               $    347,664      $    310,877
                                                                    ============      ============

BASIC NET INCOME PER COMMON SHARE
Before change in accounting principle                               $       1.07      $       0.98
                                                                    ============      ============
After change in accounting principle                                $       1.07      $       1.06
                                                                    ============      ============

DILUTED NET INCOME PER COMMON SHARE
Before change in accounting principle                               $       1.06      $       0.97
                                                                    ============      ============
After change in accounting principle                                $       1.06      $       1.05
                                                                    ============      ============

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                               325,003           318,509
                                                                    ============      ============

                               APACHE CORPORATION
                              FINANCIAL INFORMATION
                                 (In thousands)

                                                                    FOR THE QUARTER
                                                                    ENDED MARCH 31,
                                                               --------------------------
                                                                  2004            2003
                                                               ----------      ----------
CAPITALIZED COSTS INCURRED:
  North America exploration and development                    $  350,523      $  252,327
  International exploration and development                       164,074          89,949
                                                               ----------      ----------
                                                               $  514,597      $  342,276
                                                               ==========      ==========

  Acquisitions:
     Oil and gas properties                                    $    1,329      $  544,371
     Gas gathering, transmission and processing facilities             --           5,484
                                                               ----------      ----------
  Total Acquisitions                                           $    1,329      $  549,855
                                                               ==========      ==========

  Asset retirement obligation activity, net                    $   (2,136)     $   69,693
  Capitalized interest                                         $   13,650      $   11,232


                                                          MARCH 31,      DECEMBER 31,
                                                            2004             2003
                                                        ------------     ------------
BALANCE SHEET DATA:
  Current Assets                                        $    987,850     $    899,072
  Property and Equipment, net                             11,532,356       11,260,085
  Goodwill                                                   189,252          189,252
  Other Assets                                                76,252           67,717
                                                        ------------     ------------
  Total Assets                                          $ 12,785,710     $ 12,416,126
                                                        ============     ============

  Current Liabilities                                   $    914,561     $    820,378
  Long-Term Debt                                           2,191,917        2,326,966
  Deferred Credits and Other Noncurrent Liabilities        2,806,793        2,735,984
  Shareholders' Equity                                     6,872,439        6,532,798
                                                        ------------     ------------
  Total Liabilities and Shareholders' Equity            $ 12,785,710     $ 12,416,126
                                                        ============     ============

  Common shares outstanding at end of period                 325,229          324,497

NON-GAAP FINANCIAL MEASURES:

The press release discusses Apache's cash from operations before changes in operating assets and liabilities. It is presented because management believes the information is useful for investors because it is used internally and widely accepted by those following the oil and gas industry as a financial indicator of a company's ability to generate cash to internally fund exploration and development activities, fund dividend programs, and service debt. It is also used by research analysts to value and compare oil and gas exploration and production companies, and is frequently included in published research when providing investment recommendations. Cash from operations before changes in operating assets and liabilities, therefore, is an additional measure of liquidity, but is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing, or financing activities.

The following table reconciles net cash provided by operating activities to cash from operations before changes in operating assets and liabilities.

                                                       FOR THE QUARTER
                                                       ENDED MARCH 31,
                                                -----------------------------
                                                    2004              2003
                                                ------------     ------------
Net cash provided by operating activities       $    652,332     $    538,041
Changes in operating assets and liabilities           84,394          106,713
                                                ------------     ------------
Cash from operations before changes in
     operating assets and liabilities           $    736,726     $    644,754
                                                ============     ============

                               APACHE CORPORATION
                              FINANCIAL INFORMATION

                                                                FOR THE QUARTER
                                                                ENDED MARCH 31,
                                                          -----------------------------
                                                              2004             2003
                                                          ------------     ------------
FINANCIAL DATA (In thousands, except per share data):

Revenues and other                                        $  1,149,939     $    966,609
                                                          ============     ============

Income Attributable to Common Stock                       $    347,664     $    337,509
                                                          ============     ============

Basic Net Income Per Common Share:
     Before change in accounting principle                $       1.07     $       0.98
                                                          ============     ============
     After change in accounting principle                 $       1.07     $       1.06
                                                          ============     ============

Diluted Net Income Per Common Share:
     Before change in accounting principle                $       1.06     $       0.97
                                                          ============     ============
     After change in accounting principle                 $       1.06     $       1.05
                                                          ============     ============

Weighted Average Common Shares Outstanding                     325,003          318,509
                                                          ============     ============

Diluted Shares Outstanding                                     328,014          321,159
                                                          ============     ============

PRODUCTION AND PRICING DATA:

NATURAL GAS VOLUME - Mcf PER DAY
   United States                                               644,462          552,783
   Canada                                                      314,064          309,205
   Egypt                                                       128,665          123,719
   Australia                                                   118,822          101,153
   North Sea                                                     1,602               --
   China                                                            --               --
   Argentina                                                     5,160            6,788
                                                          ------------     ------------
     Total                                                   1,212,775        1,093,648
                                                          ============     ============

AVERAGE NATURAL GAS PRICE PER MCF
   United States                                          $       5.35     $       6.22
   Canada                                                         5.09             5.35
   Egypt                                                          4.10             4.50
   Australia                                                      1.70             1.31
   North Sea                                                      4.34               --
   China                                                            --               --
   Argentina                                                      0.47             0.42
     Total                                                        4.77             5.29

OIL VOLUME - BARRELS PER DAY
   United States                                                67,255           57,334
   Canada                                                       25,266           24,735
   Egypt                                                        49,097           45,710
   Australia                                                    23,658           30,439
   North Sea                                                    44,299               --
   China                                                         7,440               --
   Argentina                                                       552              597
                                                          ------------     ------------
     Total                                                     217,567          158,815
                                                          ============     ============

AVERAGE OIL PRICE PER BARREL
   United States                                          $      32.36     $      28.97
   Canada                                                        33.00            32.09
   Egypt                                                         31.34            30.46
   Australia                                                     34.86            33.00
   North Sea                                                     22.72               --
   China                                                         30.12               --
   Argentina                                                     33.44            31.95
     Total                                                       30.44            30.67

NGL VOLUME - BARRELS PER DAY
   United States                                                 8,128            6,083
   Canada                                                        2,598            1,406
                                                          ------------     ------------
     Total                                                      10,726            7,489
                                                          ============     ============

AVERAGE NGL PRICE PER BARREL
   United States                                          $      25.27     $      24.34
   Canada                                                        19.34            24.75
     Total                                                       23.83            24.42